UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2023

REDWOODS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41340	86-2727441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1115 Broadway, 12th Floor

New York, NY 10010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 916-5315

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	RWODU	The Nasdaq Stock Market LLC
Common Stock	RWOD	The Nasdaq Stock Market LLC
Warrants	RWODW	The Nasdaq Stock Market LLC
Rights	RWODR	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On May 30, 2023, Redwoods Acquisition Corp., a Delaware corporation (the “Company” or “Redwoods”), entered into a business combination agreement (the “Business Combination Agreement”) by and among the Company, ANEW MEDICAL SUB, INC., a Wyoming corporation (“Merger Sub”), and ANEW MEDICAL, INC., a Wyoming corporation (“ANEW”). The Business Combination Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into ANEW, with ANEW surviving (the “Merger”). Upon the closing of the Merger (the “Closing”), the Company will change its name to “ANEW MEDICAL, INC.” The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.”

The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of the Company and ANEW.

Consideration and Structure

Under the Business Combination Agreement, the Company will acquire all of the outstanding equity interests of ANEW in exchange for shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), based on an implied ANEW equity value of $60,000,000, to be paid to ANEW stockholders at the effective time of the Merger. In addition, certain ANEW stockholders will be issued additional shares of the Company’s Common Stock (the “Contingent Consideration Shares”), which will be issued as follows: (i) 2,000,000 Contingent Consideration Shares upon the Company achieving a closing price equal to or exceeding $12.50 for 10 trading days within a 20-day trading period in the first three years following the Closing; (ii) 2,000,000 Contingent Consideration Shares upon the Company achieving a closing price equal to or exceeding $15.00 for 10 trading days within a 20-day trading period in the first three years following the Closing; and (iii) 1,000,000 Contingent Consideration Shares upon the Company achieving a closing price equal to or exceeding $20.00 for 10 trading days within a 20-day trading period in the first five years following the Closing.

Representations, Warranties and Covenants

The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this type. In addition, the parties to the Business Combination Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of ANEW, the Company and their respective subsidiaries during the period between execution of the Business Combination Agreement and the Closing. The representations, warranties, agreements and covenants of the parties set forth in the Business Combination Agreement will terminate at the Closing, except for those covenants and agreements that, by their terms, contemplate performance after the Closing. Each of the parties to the Business Combination Agreement has agreed to use its reasonable best efforts to take or cause to be taken all actions and things reasonably necessary to consummate and make effective, as promptly as reasonably practicable, the Merger.

Transaction Financing Arrangements

As soon as practicable after the execution and delivery of the Business Combination Agreement, ANEW plans to enter into definitive agreements on terms and conditions satisfactory to the Company (the “PIPE Subscription Agreements”) with certain investors (the “PIPE Investors”) pursuant to which such investors, upon the terms and subject to the conditions set forth therein, will purchase shares of the Company’s Common Stock at a purchase price of ten dollars ($10.00) per share (the “PIPE Investment”); provided that the proceeds of the PIPE Investment will be equal to an aggregate of at least five million dollars ($5,000,000) immediately prior to the Closing.

Conditions to Closing

Under the Business Combination Agreement, the obligations of the parties to consummate the Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the approval and adoption of the Business Combination Agreement and transactions contemplated thereby by requisite vote of the Company’s stockholders (the “Company Stockholder Approval”), the sole stockholder of Merger Sub (the “Merger Sub Stockholder Approval”) and ANEW’s stockholders (the “ANEW Stockholder Approval”); (ii) the expiration or termination of the applicable waiting period (or any extensions thereof, or any timing agreements, understandings or commitments obtained by request or other action of the United States Federal Trade Commission or the Antitrust Division of the United States Department of Justice, as applicable) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) the absence of an ANEW Material Adverse Effect or Company Material Adverse Effect (each, as defined in the Business Combination Agreement) since the date of the Business Combination Agreement that is continuing; (iv) the Company’s initial listing application with Nasdaq in connection with the transactions contemplated by the Business Combination Agreement having been approved and, immediately following the effective time of the Merger, the Company has satisfied any applicable initial and continuing listing requirements of Nasdaq and the shares of the Company’s Common Stock have been approved for listing on Nasdaq, subject only to official notice of the issuance thereof; (v) the S-4 Registration Statement (as defined below) having become effective, no stop order has been issued by the Securities and Exchange Commission (the “SEC”) and remains in effect with respect to the S-4 Registration Statement, and no proceeding seeking such a stop order has been threatened or initiated by the SEC and remains pending; and (vi) no applicable governmental, regulatory or administrative authority having issued an order having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Business Combination Agreement (including the Closing).

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, without limitation, (i) by mutual written consent of the Company and ANEW; (ii) by the Company or ANEW, if ANEW or the Company or Merger Sub, as applicable, has breached any of its respective representations, warranties, agreements or covenants contained in the Business Combination Agreement, such failure or breach would render certain conditions precedent to the Closing incapable of being satisfied, and such breach or failure is not cured or cannot be cured within the earlier of (a) 15 days of notice thereof, and (b) November 4, 2023 (the “Termination Date”); provided, that a breach of the covenants or obligations of the other party (ANEW, on one hand, or the Company or Merger Sub, on the other hand) seeking to terminate the Business Combination Agreement did not proximately cause the failure to consummate the Merger; (iii) by the Company or ANEW, in the event an applicable governmental, regulatory or administrative authority has issued a final and non-appealable order having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Business Combination Agreement; (iv) by the Company or ANEW if the Company’s stockholder meeting to vote on the Merger has concluded and the Company Stockholder Approval was not obtained; or (v) by the Company giving notice to ANEW, within 14 days of May 30, 2023 in its sole discretion, in the event that the Company is not satisfied with the results of ANEW’s due diligence review.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement other than customary confidentiality obligations, except in the case of Willful Breach or Fraud (each, as defined in the Business Combination Agreement).

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K (this “Current Report”) as Exhibit 2.1 and is incorporated herein by reference, and the foregoing descriptions of the Business Combination Agreement and the Merger do not purport to be complete and are qualified in their entirety by references thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement is being filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, security holders and reports and documents filed with the SEC. Investors and security holders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification.

Other Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing, including, among others, the following:

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, Redwoods Capital LLC, a Delaware limited liability company (the “Sponsor”) and other Persons party thereto (“Other Company Insiders”, and together with the Sponsor, collectively, the “Company Insiders”), entered into a support agreement with the Company and ANEW (the “Sponsor Support Agreement”). Under the Sponsor Support Agreement, the Sponsor agreed to vote, at any meeting of the stockholders of the Company and in any action by written consent of the stockholders of the Company, all of such Sponsor’s 2,875,000 shares of common stock (the “Founder Shares”) and 530,000 private units, each consisting of one share of common stock (each such share, together with the Founder Shares, the “Supporter Shares”), one warrant and one right, (the “Private Units”), (i) in favor of (a) the Business Combination Agreement and each ancillary document to which the Company is a party and the transactions contemplated thereby and (b) the other proposals that the Company and ANEW agreed in the Business Combination Agreement shall be submitted at such meeting for approval by the Company’s stockholders together with the proposal to obtain the Company Stockholder Approval, (ii) approval of the Company’s Amended and Restated Certificate of Incorporation and Bylaws (the “Required Transaction Proposals”) and (iii) against any other action that would reasonably be expected to impede, interfere with or adversely affect the Merger. The Sponsor Support Agreement also prohibits the Sponsor from, among other things and subject to certain exceptions, selling, assigning or transferring any Supporter Shares held by the Sponsor or taking any action that would have the effect of preventing or materially delaying the Sponsor from performing his, her or its obligations under the Sponsor Support Agreement. In addition, in the Sponsor Support Agreement, the Sponsor agreed to waive, and not to assert or claim, to the fullest extent permitted by applicable law, any anti-dilution protection pursuant to the organizational documents of the Company in connection with the Merger.

The Sponsor Support Agreement commits 1,375,000 Founder Shares (the “Deferred Shares”) to a share escrow account which will be established on the Closing Date pursuant to an escrow agreement to be entered into on such date by and among the Company, the Company Insiders and Continental Stock Transfer & Trust Company, as escrow agent. The Deferred Shares will be released from the escrow account as follows: (i) 458,333 Deferred Shares upon the Company achieving a closing price equal to or exceeding $12.50 for 10 trading days within a 20-day trading period in the first three years following the Closing; (ii) 458,333 Deferred Shares upon the Company achieving a closing price equal to or exceeding $15.00 for 10 trading days within a 20-day trading period in the first three years following the Closing; and (iii) 458,333 Deferred Shares upon the Company achieving a closing price equal to or exceeding $20.00 for 10 trading days within a 20-day trading period in the first five years following the Closing.

The Sponsor Support Agreement also restricts the ability of the Company Insiders to sell, transfer or dispose of, directly or indirectly, its shares of Common Stock converted into or received by such Company Insider as a result of the Merger (the “Sponsor Lock-up”) in the same way as set forth in the lock-up provisions of the Company’s final prospectus filed with the U.S. Securities and Exchange Commission on April 1, 2022 (the “Final Prospectus”).

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

ANEW Stockholder Voting and Support Agreement

In connection with the execution of the Business Combination Agreement, certain ANEW stockholders (the “ANEW Supporting Stockholders”) entered into a voting and support agreement with the Company (the “ANEW Voting and Support Agreement”). Under the ANEW Voting and Support Agreement, each ANEW Supporting Stockholder agreed that, at any meeting of ANEW’s stockholders related to the transactions contemplated by the Business Combination Agreement, each such ANEW Supporting Stockholder will appear at the meeting or otherwise cause its shares to be voted (i) in favor of the Business Combination Agreement and the transactions contemplated thereby, and authorize and approve any amendment to ANEW’s governing documents that is deemed necessary or advisable by ANEW to effect the Merger; and (ii) against any other action would reasonably be expected to impede, interfere with or adversely affect the Merger.

The ANEW Voting and Support Agreement also restricts the ANEW Supporting Stockholders from, among other things, selling, assigning or otherwise transferring any of its shares unless the buyer, assignee or transferee thereof executes a joinder agreement to the ANEW Voting and Support Agreement in a form reasonably acceptable to the Company.

The foregoing description of the ANEW Voting and Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the ANEW Voting and Support Agreement, a copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Registration Rights Agreement

In connection with the Closing, the Company, certain stockholders of the Company (including the Sponsor) and certain stockholders of ANEW will enter into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, each signatory thereto (other than the Company) will be granted certain registration rights with respect to their respective shares of Common Stock. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a copy of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 30, 2023, the Company issued a press release announcing that on May 30, 2023, it executed the Business Combination Agreement. A copy of the press release is furnished hereto as Exhibit 99.l.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Important Information About the Merger and Where to Find It

A full description of the terms of the Merger will be provided in the S-4 Registration Statement to be filed with the SEC by the Company (the “S-4 Registration Statement”), which will include a prospectus with respect to the Company’s securities to be issued in connection with the Merger and a proxy statement with respect to the stockholder meeting of the Company to vote on the Merger. The Company urges its stockholders and other interested persons to read, when available, the preliminary proxy statement/prospectus included in the S-4 Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the Company, ANEW and the Merger. After the S-4 Registration Statement is declared effective, the definitive proxy statement/prospectus to be included in the S-4 Registration Statement will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed Merger. Once available, stockholders will also be able to obtain a copy of the S-4 Registration Statement, including the proxy statement/prospectus, and other documents filed with the SEC without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Redwoods Acquisition Corp., 1115 Broadway, 12th Floor, New York, NY 10010.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Merger described in this Current Report under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K, filed with the SEC on April 10, 2023, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Redwoods Acquisition Corp., Attn: Secretary, 1115 Broadway, 12th Floor, New York, NY 10010.

ANEW and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Merger. A list of the names of such directors and executive officers and information regarding their interest in the proposed Merger will be contained in the S-4 Registration Statement when available.

Forward-Looking Statements

Certain statements, estimates, targets and projections in this Current Report may be considered forward-looking statements. Forward-looking statements generally relate to future events involving, or future performance of, the Company or ANEW. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, and ANEW and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Merger; (ii) the outcome of any legal proceedings that may be instituted against the Company, ANEW, the combined company or others following the announcement of the Merger and any definitive agreements with respect thereto; (iii) the inability to complete the Merger due to the failure to obtain approval of the stockholders of the Company or ANEW or to satisfy other conditions to closing; (iv) changes to the proposed structure of the Merger that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Merger; (v) the ability to meet stock exchange listing standards following the consummation of the Merger; (vi) the risk that the Merger disrupts current plans and operations of ANEW as a result of the announcement and consummation of the Merger; (vii) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, the ability to identify, develop and commercialize product candidates, the initiation, cost, timing, progress or results of current or planned preclinical studies and clinical trials, product acceptance and/or receipt of regulatory approvals for product candidates, including related milestones, the plans, strategies and objectives of management for future operations, the beliefs and assumptions of management regarding future events, potential markets or market size, or technological developments, competition and advancement of research and development activities in the biopharma industry, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and retain its management and key employees, costs related to the Merger, changes in applicable laws or regulations, the possibility that ANEW or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (viii) ANEW’s estimates of expenses and profitability, the evolution of the markets in which ANEW competes, the ability of ANEW to implement its strategic initiatives and continue to innovate its existing product candidates, the ability of ANEW to defend its intellectual property and satisfy regulatory requirements, the impact of the COVID-19 pandemic on ANEW’s business; and (ix) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s final prospectus dated March 30, 2022, relating to its initial public offering and other risks and uncertainties indicated from the time to time in the definitive proxy statement to be delivered to the Company’s stockholders and related S-4 Registration Statement, including those set forth under “Risk Factors” therein, and other documents filed to be filed with the SEC by the Company.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Merger and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1†	Business Combination Agreement, dated May 30, 2023, by and among Redwoods Acquisition Corp., ANEW MEDICAL SUB, INC. and ANEW MEDICAL, INC.
10.1	Sponsor Support Agreement, dated May 30, 2023, by and among a Supporter, ANEW MEDICAL, INC. and Redwoods Acquisition Corp.
10.2	Voting and Support Agreement, dated May 30, 2023, by and among ANEW MEDICAL, INC., certain stockholders of ANEW MEDICAL, INC. and Redwoods Acquisition Corp.
10.3	Registration Rights Agreement, dated May 30, 2023, by and among Redwoods Acquisition Corp., certain stockholders of ANEW MEDICAL, INC. and the Founder Holders.
10.4	Lock-up Agreement, dated May 30, 2023, by and between Holders of ANEW MEDICAL, INC. and Redwoods Acquisition Corp.
99.1	Press Release, dated May 30, 2023.
104	Cover Page Interactive Data File (formatted in Inline XBRL document)

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Redwoods Acquisition Corp.

By:	/s/ Jiande Chen
Name:	Jiande Chen
Title:	Chief Executive Officer

Dated: June 2, 2023